SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 26, 1999





                                SUN BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       New Jersey                 0-20957            52-1382541
----------------------------    --------------     -----------------------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


226 Landis Avenue, Vineland, New Jersey                08360
---------------------------------------                -----
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (609) 691-7700
                                                    --------------



                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On October 26, 1999, the Registrant announced that it had received the necessary Board approval to initiate a repurchase of 9% or 906,000 shares of its outstanding common stock, par value $1.00 per share, in the open market pursuant to a stock repurchase program. The Registrant announced that the repurchases would be made from time to time, subject to the availability of stock.

         For further details, reference is made to the Press Release dated October 26, 1999, which is attached hereto as Exhibit 99 and incorporated herein by reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
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Exhibit 99 -- Press Release dated October 26, 1999.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   SUN BANCORP, INC.


Date: November 8, 1999                             By: /s/Robert F. Mack
                                                      --------------------------
                                                      Robert F. Mack
                                                      Executive Vice President